mastech

Sidoti & Company, LLC

member FINRA & SIPC

2015 Emerging Growth Conference September 2, 2015 WE STAFF I.T. TRUSTED TALENT PARTNER NYSE MKT: MHH Exhibit 99.1

Certain statements contained in this presentation are forward-looking statements based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,”
“believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements, which include but are not limited to projections of revenues, earnings,  and cash flow.  These statements are based on information currently available to the Company and it assumes no obligation to update the forward-looking statements as circumstances change.  These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors, including, without limitation, the level of market demand for its services, the highly competitive market for the types of services offered by the company, the impact of competitive factors on profit margins, market conditions that could cause the
Company’s customers to reduce their spending for its services, and the company’s ability to create, acquire and build new lines of business, to attract and retain qualified personnel, reduce costs and conserve cash, and other risks that are described in more detail in the company’s filings with the Securities and Exchange Commission including its Form 10-K for the year ended December
31, 2014.
2
Safe Harbor...
Copyright ©2015 Mastech, Inc. All Rights Reserved.  mastech.com

3 COMPANY PROFILE WE STAFF I.T. TRUSTED TALENT PARTNER NYSE MKT: MHH

Ticker:
MHH
2014 Revenue:
$113.5MM
Headquarters:
Pittsburgh, PA
Year Founded:
1986
Employees &
Consultants:
1,200
Mastech Company Profile…
Growth.   Experience.   Stability.   Scale.
National Provider of IT Staffing Services in the U.S.A.
•
Leading U.S. IT Staffing Service
Provider
•
100% U.S. IT Staffing Services
•
29 Years of Staffing Experience
•
Certified Minority-Owned Business
•
936 U.S.-based IT Consultants
•
Powerful, Integrated U.S. and
India-based Recruiting Teams
•
Strong base of National Retail and
Wholesale Clients
•
End Market Diversity
•
Strong Industry Fundamentals
•
Acquired Hudson Global’s
U.S. IT
Staffing Business in June 2015 with
a revenue run-rate of $30 million
14.5% Compound Annual
Organic Revenue Growth
2010 -2014
4

Revenue ($ Millions)
14% CAGR

Diluted EPS
32% CAGR

Strong Organic Growth
14% CAGR –
Revenue;  32% CAGR -
EPS
Revenue
Diluted EPS
5
$66.1
$80.5
$90.8
$106.9
$113.5
$0
$20
$40
$60
$80
$100
$120
$140
2010
2011
2012
2013
2014
$0.25
$0.29
$0.49
$0.75
$0.77
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
2010
2011
2012
2013
2014

Expanding Consultant Headcount
15% CAGR –
Consultants on Billing
Consultants on Billing
Hudson IT
Acquisition adds
200+ COBs
6
456
555
632
742
731
936
0
200
400
600
800
1000
2010
2011
2012
2013
2014
Q2 2015

mastech
Mastech the right people

*Added through Hudson IT acquisition.

7

Broad IT Staffing Capabilities IT Staffing Capabilities SOA/Web Services ERP/CRM Business Intelligence & Analytics Data Warehousing & Big Data e-Business Solutions & Mobile Learning and Performance*

mastech
Mastech the right people

accenture
High performance. Delivered.

KPMG

CGI

Deloitte.

IBM

ORACLE®

leidos

SAIC®

Strong “Brand Name” Wholesale Client Base 8

mastech
Mastech the right people

PNC
BlueCross BlueShield
McDonald's
HSBC
RoyalCaribbean INTERNATIONAL
ArcelorMittal
hp
Mondelēz International
verizon
DTCC
KAISER PERMANENTE®
verizonwireless
Walgreens
Kraft
FRANKLIN TEMPLETON INVESTMENTS
MITSUBISHI
AECOM URS
AMGEN
GENERAL DYNAMICS

“Great Logo’s”…. A Growing Retail Customer Base 9

Diverse End Markets
“lots of Eggs in lots of baskets”
10
2014 Actual
2014 Pro Forma with Hudson IT Acquisition
•
Mastech
provides IT Staffing services to a diverse set of end markets.
•
The acquisition of Hudson IT in June 2015 included relationships with several strong healthcare, financial and insurances services, industrial and consumer companies.
Financial &
Insurance
Services
27%
Technology
14%
Healthcare
13%
Telecom
19%
Government
9%
Other 18%
Financial &
Insurance
Services
26%
Technology
12%
Healthcare
20%
Telecom
15%
Government
7%
Other 20%

U.S. & India Geographic Presence
Pittsburgh, PA:
Corporate HQ
Chicago, IL
Dallas, TX
Fremont, CA
New Delhi
Bangalore
Denver, CO
11
Boston, MA
Orlando, FL
Tampa, FL
Mastech employs IT consultants in
nearly every state in the U.S.
Corporate Headquarters
Sales/Recruiting Office
Recruiting Office
Sales/Recruiting Office Added or
Enhanced Through Hudson IT Acquisition

mastech
Mastech the right people

Jan-13
Feb-13
Apr-13
May-13
Jun-13
Aug-13
Sep-13
Oct-13
Dec-13
Jan-14
Mar-14
Apr-14
Jun-14
Jul-14
Sep-14
Oct-14
Nov-14
Jan-15
Feb-15
Apr-15
May-15
Jul-15
Aug-15

MHH –
Stock Price Performance
MHH Returns
January 2013 –
August 2015
Price
+76%
Special dividend
+12%
$4.16
$7.31
Sale of
Healthcare
Unit
5:4 Stock
Split
5:4 Stock Split &
$0.50 Special
Cash
Dividend Announced
Special Dividend
Record Date
12
Hudson IT
Acquisition
Announced
Hudson IT
Acquisition
Closed
EPS Growth:   +57%
Sales Growth: +25%
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00

13 HUDSON IT ACQUISITION WE STAFF I.T. TRUSTED TALENT PARTNER NYSE MKT: MHH

mastech
Mastech the right people

Hudson IT
a mastech business

Mastech-Hudson IT Acquisition
14
Transaction Summary
•
Target:
IT Staffing Division of
Hudson
Global (Nasdaq:HSON)
•
Closed Date:
June 16, 2015
•
Purchase Price:
$17 Million Cash
•
Revenue Run-Rate:
$30 Million
Transaction Summary
•
Target:
IT Staffing Division of
Hudson
Global (Nasdaq:HSON)
•
Closed Date:
June 16, 2015
•
Purchase Price:
$17 Million Cash
•
Revenue Run-Rate:
$30 Million
•
Immediately accretive to earnings
•
Adds acquisition growth aspect to
overall growth story
•
Impressive retail client relationships
•
200+
billable consultants
•
Significantly
enhances
Mastech’s
retail
channel
•
New markets in Florida and
Massachusetts
•
Expanded presence in Chicago
•
Talented management, sales and
recruiting talent
•
Leverage
strengths of both
organizations for growth
–
Mastech’s
offshore, low cost
recruiting model
–
Hudson’s retail relationship
selling skills
Increases Mastech’s
Revenue Run-Rate by
Nearly 30%
Increases Mastech’s
Revenue Run-Rate by
Nearly 30%

mastech
Mastech the right people

mastech

Hudson IT

Hudson IT
a mastech business

Mastech-Hudson IT: Strong Combination
15
Strengths:
•
National presence
•
100% IT Staffing
focus
•
Centralized, low-cost
recruiting model
(India-based)
•
Low operating cost
structure
•
Ability to effectively
compete in Vendor
Management Systems
(VMS) environment
•
Adept at H1-B
recruiting process
Strengths:
•
National presence
•
100% IT Staffing
focus
•
Centralized, low-cost
recruiting model
(India-based)
•
Low operating cost
structure
•
Ability to effectively
compete in Vendor
Management Systems
(VMS) environment
•
Adept at H1-B
recruiting process
Strengths:
•
Impressive list of
direct Fortune 100
clients
•
100% IT Staffing
focus
•
Retail relationship
selling skills
•
Highly experienced,
U.S.-based sales and
recruiting talent
•
Direct presence in
attractive U.S.
markets
•
Strong retail margins
Strengths:
•
Impressive list of
direct Fortune 100
clients
•
100% IT Staffing
focus
•
Retail relationship
selling skills
•
Highly experienced,
U.S.-based sales and
recruiting talent
•
Direct presence in
attractive U.S.
markets
•
Strong retail margins
Combined Synergies:
•
Greater national scale
•
Leverage Mastech’s
low-cost recruiting
engine with Hudson
IT’s retail customers
•
Take advantage of
VMS opportunities
within Hudson IT’s
client base
•
Drive growth in new
markets for Mastech
•
Greater focus for
Hudson IT as part of
Mastech
Combined Synergies:
•
Greater national scale
•
Leverage Mastech’s
low-cost recruiting
engine with Hudson
IT’s retail customers
•
Take advantage of
VMS opportunities
within Hudson IT’s
client base
•
Drive growth in new
markets for Mastech
•
Greater focus for
Hudson IT as part of
Mastech
77%
23%
Wholesale
Retail
61%
39%
Wholesale
Retail
100%
Retail

Acquisition Financing & Capital Availability
16
•
Funded $17 million acquisition of Hudson IT through cash on
hand and borrowings under Mastech’s
credit facility
•
Net Debt of $13.4 million at June 30, 2015
•
Extended revolving credit facility to June 2018
•
$9 million term loan ($1.8 million/year principal payments)
with an expiration date of June 2020
•
Additional available borrowing capacity of approximately $8.3 million under Mastech’s
revolving credit line
•
Attractive borrowing rates on acquisition financing

IT STAFFING INDUSTRY UPDATE WE STAFF I.T. TRUSTED TALENT PARTNER NYSE MKT: MHH 17

Continued IT Jobs Growth
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15

IT Employment Growth Accelerates
There are more IT jobs in the US today than at any point in history
Source: TechServe Alliance
Increase of
15,600 (0.3%)
Increase of
15,600 (0.3%)
Y/Y Increase of
193,300 (4.1%)
Y/Y Increase of
193,300 (4.1%)
•
IT jobs grew to 4,959,500 this July adding 193,000 IT workers since July
2014 representing 4.1% year-over-year growth
•
U.S. temporary staffing industry growth predicted to accelerate to 6%
growth in 2015 and expand another 5% in 2016 to meet demand
All-time IT
employment
high
18
IT Employment Index
4,200,000
4,300,000
4,400,000
4,500,000
4,600,000
4,700,000
4,800,000
4,900,000
5,000,000

mastech
Mastech the right people

7%
7%
7%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 (P)

IT staffing revenue continues to increase
U.S. Temp. IT Staffing Revenue ($B) (1997-2015P)
•
U.S. economic growth and
increased demand for
corporate IT projects is
driving temporary IT
staffing industry revenue
to all-time highs.
•
IT Staffing Industry
revenue projected to grow
7% per year in 2015.
•
Industry experienced
strong growth in 2012
+10%, 2013 +8%, and
2014 +7%.
•
Severe shortage of
qualified IT workers in
U.S. is causing wage
inflation.
19
Source: Staffing Industry Analysts
0.0
5.0
10.0
15.0
20.0
25.0
30.0
14.5
17.8
19.8
21.5
18.7
14.8
14.3
15.8
17.4
19.0
20.5
19.8
15.8
17.9
20.6
22.7
24.2
25.9
27.8

Mastech the right people

4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
-5%
-6%
2009
2010
2011
2012
2013
2014

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
IT Employment
Total Nonfarm Employment

IT staffing growth follows IT job growth…
20
•
Recent demand for overall IT employment
has helped fuel strong growth in the IT
temporary staffing market.
•
From 1999 through 2013, total IT
employment grew more than 41%, versus
growth of 5.5% in total nonfarm
employment.
Source: U.S. Bureau of Labor Statistics and Staffing Industry Analysts
Growth in IT employment vs.
total nonfarm employment
Y/Y change in employment for
industries served by IT staffing
•
Over the past three years, employment
growth in the primary markets for IT
staffing have hovered around the 2%-3%
range.
•
As primary markets continue to grow and
overall IT employment increases, demand
for temporary staffing increases in kind.

MASTECH INVESTMENT HIGHLIGHTS WE STAFF I.T. TRUSTED TALENT PARTNER NYSE MKT: MHH 21

U.S. Job Market Recovery Positive for
Industry
U.S. Job Market Recovery Positive for
Industry
Fundamental Shift Towards Greater
Utilization of Staffing Services
Fundamental Shift Towards Greater
Utilization of Staffing Services
Large Consumers of Staffing Services
Employing VMS / MSP Model
Large Consumers of Staffing Services
Employing VMS / MSP Model
Client Focus more about Consultant
Quality, Speed to Market and Value
Pricing
Client Focus more about Consultant
Quality, Speed to Market and Value
Pricing
Industry Trends
& Outlook
Centralized Recruiting Model;
Scalable Cost Structure;  Low-Cost
Recruitment Engine
Strong Brand Recognition with both
U.S. Citizens and H1-B Visa
Professionals
Established, National Client-Base of
High-Volume Consumers of IT
Staffing Services
Favorable Pricing / Value Proposition
for Retail & Wholesale Clients
Seasoned, Motivated and Capable
Management Team
What Differentiates
Mastech
MHH: A Catalyst for Future Growth
22

WE STAFF I.T. TRUSTED TALENT PARTNER NYSE MKT: MHH 2015 Emerging Growth Conference September 2, 2015